Green Tree Financial Corp.
Net Interest Margin Trust 1995-A
February, 1999
Payment: March 15, 1999

               7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                               Cusip #             393534AC6
                                               Trust Account #     33-34309-0
                                               Distribution Date:  Mar. 15, 1999

                                                                                    Per $1,000
Securitized Net Interest Margin Certificates                                         Original
--------------------------------------------                                         --------
1.            Amount Available                                        2,013,378.54
                                                                    --------------
Interest

2.            Aggregate Interest                                        998,367.26     3.24145214
                                                                    --------------    -----------


3.            Amount Applied to:
              (a)         accrued but unpaid Interest

4.            Remaining:
              (a)         accrued but unpaid Interest

5.            Monthly Interest                                          998,367.26
                                                                    --------------
Principal

6.            Current month's principal distribution                  1,015,011.28     3.29549117
                                                                    --------------    -----------

7.            Remaining outstanding principal balance               164,231,983.40    533.2207253
                                                                    --------------    -----------
              Pool Factor                                               0.53322073
                                                                    --------------
8.            Present value of the projected remaining aggregate
              cashflows of the Finance I Assets and the
              Residual Assets, as of the immediately
              preceding Distribution Date                           437,587,633.64 **
                                                                    --------------

9.            Aggregate amount on deposit in Reserve Fund             7,500,000.00
                                                                    --------------
10.           Subordinated Certificateholder payment  (interest
              earnings on Reserve Fund, pursuant to Section 5.8)         25,135.72
                                                                    --------------
11.           Aggregate principal balance of loans
              refinanced by Green Tree Financial                      5,530,436.98
                                                                    --------------

12.           Weighted average CPR                                          15.87%
                                                                    --------------
13.           Weighted average CDR                                           6.74%
                                                                    --------------
14.           Annualized net loss percentage                                 2.63%
                                                                    --------------
15.           Delinquency             30-59 day                              1.36%
                                                                    --------------
                                      60-89 day                              0.47%
                                                                    --------------
                                      90+ day                                0.96%
                                                                    --------------
                                      Total 30+                              2.79%
                                                                    --------------


First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 2/15/99.

Green Tree Financial
Net Interest Margin Trust 1995-A
February, 1999
Payment: March 15, 1999


                                     Fee Assets
                      -------------------------------------------
                         Guarantee       Inside       Fee Asset
                           Fees           Refi          Total
                      -------------------------------------------

GTFC 1994-5              138,331.62     36,335.87     174,667.49
GTFC 1994-6               62,799.86     37,188.31      99,988.17
GTFC 1994-7              141,304.72     25,951.34     167,256.06
GTFC 1994-8              270,504.02     38,799.01     309,303.03
GTFC 1995-1               11,624.70     49,961.68      61,586.38
GTFC 1995-2                    0.00          0.00           0.00
GTFC 1995-3              180,960.43    103,051.82     284,012.25
GTFC 1995-4                    0.00     61,034.07      61,034.07
GTFC 1995-5                    0.00          0.00           0.00
                      -------------------------------------------

                         805,525.35    352,322.10   1,157,847.45

Total amount of Guarantee Fees and

     Inside Refinance Payments                      1,157,847.45
                                                  --------------

Subordinated Servicing Fees                           679,531.35
                                                  --------------

Payment on Finance 1 Note                           1,837,378.80
                                                  --------------

Allocable to Interest (current)                       726,587.41
                                                  --------------

Allocable to accrued but unpaid Interest                    0.00
                                                  --------------

Accrued and unpaid Trustee Fees                             0.00
                                                  --------------

Allocable to Principal                              1,110,791.39
                                                  --------------

Finance 1 Note Principal Balance                  119,151,952.97
                                                  --------------

Green Tree Financial
Net Interest Margin Trust 1995-A
February, 1999
Payment: March 15, 1999



                                            Inside
                            Residual         Refi           Total
                          --------------------------------------------

GTFC 1994-5                       0.00             0.00          0.00
GTFC 1994-6                       0.00             0.00          0.00
GTFC 1994-7                       0.00             0.00          0.00
GTFC 1994-8                       0.00             0.00          0.00
GTFC 1995-1                       0.00             0.00          0.00
GTFC 1995-2                       0.00        44,334.51     44,334.51
GTFC 1995-3                       0.00             0.00          0.00
GTFC 1995-4                       0.00             0.00          0.00
GTFC 1995-5                  42,680.72        88,984.51    131,665.23
                          --------------------------------------------

                             42,680.72       133,319.02    175,999.74

                          Total Residual and Inside

                              Refinance Payments           175,999.74